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                                                                    EXHIBIT 10.4

                          GUARANTOR SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated September 23, 2002, made jointly and severally by IRON AGE HOLDINGS CORPORATION, a Delaware corporation (the "Parent"), IRON AGE INVESTMENT COMPANY, a Delaware corporation ("Investment"), and IA VISION ACQUISITION, CO., a Delaware corporation ("IA Vision" and together with Investment, the "Subsidiary Grantors", and the Subsidiary Grantors together with the Parent, each a "Grantor" and collectively, the "Grantors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), as agent for the Lenders (as defined below) party to the Loan Agreement referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Parent, Iron Age Corporation, a Delaware corporation ("Iron Age"), Falcon Shoe Mfg. Co., a Maine corporation ("Falcon" and, together with Iron Age, each a "Borrower" and collectively, the "Borrowers"), the financial institutions from time to time party thereto (the "Lenders"), and the Agent, are parties to a Loan and Security Agreement, dated as of September 23, 2002 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement");

                  WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed to make revolving credit loans and term loans (each a "Loan" and collectively, the "Loans") to the Borrowers and assist the Borrowers in obtaining the issuance of letters of credit (the "Letters of Credit") in an aggregate principal amount at any one time outstanding not to exceed the Total Commitment (as defined in the Loan Agreement);

                  WHEREAS, the Grantors have guaranteed the repayment of all obligations under the Loan Agreement pursuant to, in the case of the Parent, the Loan Agreement, and in the case of the Subsidiary Grantors, the Guaranty dated the date hereof made by the Subsidiary Grantors in favor of the Agent (such Guaranty, as amended, restated or otherwise modified from time to time, the "Guaranty");

                  WHEREAS, it is a condition precedent to the Lenders making any Loan to or assisting the Borrowers in obtaining the issuance of any Letter of Credit pursuant to the Loan Agreement, that each Grantor shall have executed and delivered to the Agent a security agreement providing for the grant to the Agent for the benefit of the Lenders of a security interest in all personal property and fixtures of such Grantor;

                  WHEREAS, the Borrowers and the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Borrower or Grantor often being provided through financing obtained by the other Borrowers or Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Borrowers and Grantors as a whole; and
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                  WHEREAS, each Grantor has determined that the execution,
delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor;

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and to assist the Borrowers in obtaining the issuance of Letters of Credit, in each case pursuant to the Loan Agreement, the Grantors hereby jointly and severally agree with the Agent, for the benefit of the Lenders, as follows:

                  SECTION 1. Definitions.

                  (a) Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Loan Agreement or in Article 9 of the Uniform Commercial Code (the "Code") as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Agent may otherwise determine.

                  (b) The following terms shall have the respective meanings provided for in the Code: "Accounts", "Cash Proceeds", "Chattel Paper", "Commercial Tort Claim", "Commodity Account", "Commodity Contracts", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Record", "Security Account", "Software", and "Supporting Obligations."

                  (c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

                  "Copyright Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule IV hereto).

                  "Copyrights" means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule IV hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

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                  "Licenses" means the Copyright Licenses, the Trademark
Licenses and the Patent Licenses.

                  "Patent Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule III hereto).

                  "Patents" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule III hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

                  "Trademark Licenses" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

                  "Trademarks" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

                  SECTION 2. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Grantor hereby pledges and assigns to the Agent, and grants to the Agent for the benefit of the Lenders a continuing security interest in, all

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personal property and Fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, the following:

                  (a) all Accounts;

                  (b) all Chattel Paper (whether tangible or electronic);

                  (c) the Commercial Tort Claims specified on Schedule VIII hereto;

                  (d) all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of the Agent or any Lender or any affiliate, representative, agent or correspondent of the Agent or any Lender;

                  (e) all Documents;

                  (f) all Equipment;

                  (g) all Fixtures;

                  (h) all General Intangibles (including, without limitation, all Payment Intangibles);

                  (i) all Goods;

                  (j) all Instruments (including, without limitation, Promissory Notes);

                  (k) all Inventory;

                  (l) all Investment Property, provided that only 65% of the shares of capital Stock of each Grantor's Subsidiaries organized outside of the United States and Canada shall be included in the Collateral;

                  (m) all Copyrights, Patents and Trademarks, and all Licenses;

                  (n) all Letter-of-Credit Rights;

                  (o) all Supporting Obligations;

                  (p) all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, discs, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information

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relating to any of the property described in the preceding clauses of this
Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

                  (q) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral; in each case howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                  SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) the prompt payment by each Grantor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Loan Agreement, the Guaranty and the other Loan Documents to which such Grantor is a party, including, without limitation, (i) principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor or Borrower, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (ii) all fees, commissions, reimbursement obligations and repayment obligations in respect of all Letters of Credit and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

                  (b) the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Loan Agreement, the Guaranty and all other Loan Documents to which such Grantor is a party.

                  SECTION 4. Representations and Warranties. Each Grantor jointly and severally represents and warrants as follows:

                  (a) Schedule I hereto sets forth (i) the exact legal name of each Grantor and (ii) the organizational identification number of each Grantor or states that no such organizational identification number exists.

                  (b) Each Grantor (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization as set forth on Schedule I hereto, (ii) has all requisite power and authority to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

                  (c) The execution, delivery and performance by each Grantor of this Agreement and each other Loan Document to which such Grantor is a party or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws,

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its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting such Grantor or its properties, (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

                  (d) This Agreement is, and each other Loan Document to which any Grantor is or will be a party, when executed and delivered pursuant hereto, will be, a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  (e) There is no pending or, to the best knowledge of any Grantor, threatened action, suit, proceeding or claim affecting any Grantor or to which any of the properties of any Grantor is subject, before any Governmental Authority or any arbitrator, or any order, judgment or award by any Governmental Authority or arbitrator, that may adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Agent of any of its rights or remedies hereunder.

                  (f) All taxes, assessments and other governmental charges imposed upon any Grantor or any property of such Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP.

                  (g) All Equipment, Fixtures, Goods and Inventory now existing are, and all Equipment, Fixtures, Goods and Inventory hereafter existing will be, located at, or in transit from or to, the addresses specified therefor in
Schedule V hereto (other than Equipment being repaired at local repair facilities). Each Grantor's chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule V hereto. None of the Accounts is evidenced by Promissory Notes or other Instruments except for Promissory Notes evidencing aggregate indebtedness of not more than $25,000. Set forth in Schedule VI hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in Schedule II hereto is a complete and correct list of each trade name used by each Grantor and the name of, and each trade name used by, each person from which such Grantor has acquired any substantial part of the Collateral.

                  (h) Each Grantor has delivered to the Agent complete and correct copies of each Trademark License described in

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Schedule II hereto, each Patent License described in Schedule III hereto and each Copyright License described in Schedule IV hereto, including all schedules and exhibits thereto, which represents all of the Licenses existing on the date of this Agreement. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of any Grantor or any of its affiliates in respect thereof. Each License now existing is, and each other License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

                  (i) The Grantors own and control, or otherwise possess adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all registered Trademarks, all trademarkable materials that are necessary in the business of, or otherwise material to, each Grantor, and all Trademark Licenses owned or used by each Grantor as of the date hereof. Schedule III hereto sets forth a true and complete list of all registered Patents, all patentable materials that are necessary in the business of, or otherwise material to, each Grantor, and all Patent Licenses owned or used by each Grantor as of the date hereof. Schedule IV hereto sets forth a true and complete list of all registered Copyrights, all copyrightable materials that are necessary in the business of, or otherwise material to, each Grantor, and all Copyright Licenses owned or used by each Grantor as of the date hereof. All of such Trademarks, Patents and Copyrights are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part. Except as set forth in Schedule II, III or IV hereto, none of such Trademarks, Patents or Copyrights is the subject of any licensing or franchising agreement. No Grantor has any knowledge of any conflict with the rights of others to any Trademark, Patent or Copyright and, to the best knowledge of each Grantor, no Grantor is now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of each Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by any Grantor. No Grantor has received any written notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

                  (j) The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the Lien created by this Agreement and (ii) the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Agent relating to this Agreement and (B) such as may have been filed to perfect or protect any security interests or Liens permitted by the Loan Agreement.

                  (k) The exercise by the Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting any

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Grantor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties.

                  (l) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in
Schedule VII hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the United States Trademarks, United States Patents and United States Copyrights, for the recording of the Assignment for Security (Trademarks), substantially in the form of Exhibit A hereto, the Assignment for Security (Patents), substantially in the form of Exhibit B hereto, or the Assignment for Security (Copyrights), substantially in the form of Exhibit C hereto, as applicable, in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Trademarks, Patents and Copyrights, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to Trademarks, Patents, Copyrights, Trademark Licenses, Patent Licenses and Copyright Licenses, and (D) with respect to the perfection of the security interest created hereby in motor vehicles for which the title to such motor vehicles is governed by a certificate of title or ownership (collectively, the "Motor Vehicles"), for the submission of an appropriate application requesting that the Lien of the Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency.

                  (m) This Agreement creates in favor of the Agent a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. The Agent's having possession of all Instruments and cash constituting Collateral from time to time, the Agent's having control of the Deposit Accounts, the recording of the Assignment for Security (Trademarks), the Assignment for Security (Patents) and the Assignment for Security (Copyrights), as applicable, executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, the submission of an appropriate application requesting that the Lien of the Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title or ownership, with respect to such Motor Vehicles, to the applicable state agency, and the filing of the financing statements described in Schedule VII hereto and, with respect to Trademarks, Patents and Copyrights hereafter existing and not covered by an Assignment for Security (Trademarks), an Assignment for Security (Patents) or an Assignment for Security (Copyrights), as applicable, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the Permitted Liens and the recording of such instruments of assignment. Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for the Agent's having possession of

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Instruments and cash constituting Collateral after the date hereof and the other filings and recordations described in Section 4(l) hereof.

                  (n) No Grantor holds any Commercial Tort Claims or is aware of any such pending claims, except for such claims described in Schedule VIII.

                  SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding and all Commitments shall not have expired or terminated, unless the Agent shall otherwise consent in writing:

                  (a) Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable or that the Agent may reasonably request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and each License and, at the request of the Agent, each of its Records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by Promissory Notes or other Instruments or Chattel Paper, in an aggregate face amount exceeding $25,000, delivering and pledging to the Agent hereunder such Promissory Notes, Instruments or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) executing and filing (to the extent, if any, that such Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Agent's security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Agent, which such written acknowledgement shall be in form and substance satisfactory to the Agent, (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, such Grantor shall immediately notify the Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and grant to the Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Agent, (G) upon the acquisition after the date hereof by any Grantor of any Motor Vehicle or other Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or Equipment that is subject to a purchase money security interest permitted by Section 7.2 of the Loan Agreement), cause the Agent to be listed as the lienholder on such certificate of title or ownership and deliver evidence of the same to the Agent in accordance with the Loan Agreement and (H) taking all actions required by the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

                  (b) Location of Equipment and Inventory. All the Equipment held by each Grantor is used or held for use in such Grantor's business and is fit for such purposes. Each Grantor will keep the Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof, Equipment and Inventory in transit from or to such locations and Equipment at local repair facilities) at the locations specified therefor in Section 4(g) hereof or, upon not less than thirty (30) days' prior written notice to the Agent accompanied by a new Schedule V hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as the Grantors may elect, provided that (i) all action has been taken to grant to the Agent a perfected, first priority security interest in such Equipment and Inventory (subject only to Permitted Liens), and (ii) the Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

                  (c) Condition of Equipment. Each Grantor will maintain or cause the Equipment to be maintained and preserved in good condition, repair and working order as when acquired and in accordance with any manufacturer's manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Agent may reasonably request to such end. Each Grantor will promptly furnish to the Agent a statement describing in reasonable detail any loss or damage in excess of $250,000 to any Equipment.

                  (d) Taxes, Etc. Each Grantor jointly and severally agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

                  (e) Insurance.

                           (i) Each Grantor will, at its own expense, maintain
insurance (including, without limitation, comprehensive general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Agent. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and the Grantors as their respective interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $250,000 per occurrence) to be adjusted with, and paid directly to, the Agent. Each such policy shall in addition (A) name each Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (C) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (D) provide that at least 30 days' prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Agent by the insurer. Each Grantor will, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Each Grantor will also, at the request of the Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

                           (ii) Reimbursement under any liability insurance
maintained by any Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory, any proceeds of insurance maintained by a Grantor pursuant to this Section 5(e) shall be paid to the Agent (except as to which paragraph (iii) of this Section 5(e) is not applicable), such Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 5(e) shall be paid by the Agent to such Grantor as reimbursement for the costs of such repairs or replacements.

                           (iii) Upon the occurrence and during the continuance
of a Default or Event of Default or upon insurance payments (in excess of $250,000 in the aggregate) in respect of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Agent and applied as specified in Section 7(b) hereof.

                  (f) Provisions Concerning the Accounts and the Licenses.

                           (i) Each Grantor will (A) give the Agent at least 30
days' prior written notice of any change in such Grantor's name, identity or organizational structure, (B) maintain its jurisdiction of incorporation as set forth in Section 4(b) hereto, (C) immediately notify the Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Agent pursuant to the terms of the Loan Agreement to inspect and make abstracts from such Records and Chattel Paper.

                           (ii) Each Grantor will, except as otherwise provided
in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, each Grantor may (and, at the Agent's direction, will) take such action as such Grantor or the Agent may deem reasonably necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of a notice from the Agent that the Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor's rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as specified in Section 7(b) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Agent shall (in the sole and absolute discretion of the Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

                           (iii) Upon the occurrence and during the continuance
of any material breach or default under any License referred to in Schedule II, III or IV hereto by any party thereto other than a Grantor, (A) the relevant Grantor will, promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) no Grantor will, without the prior written consent of the Agent (which will not be unreasonably withheld), declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) each Grantor will, upon written instructions from the Agent and at such Grantor's expense, take such action as the Agent may reasonably deem necessary or advisable in respect thereof.

                           (iv) Each Grantor will, at its expense, promptly
deliver to the Agent a copy of each notice or other communication received by it by which any other party to any License referred to in Schedule II, III or IV hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

                           (v) Each Grantor will exercise promptly and
diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain the Licenses in full force and effect. No Grantor will, without the prior written consent of the Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any License referred to in Schedule II, III or IV hereto.

                  (g) Transfers and Other Liens.

                           (i) No Grantor will sell, assign (by operation of law
or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral, other than Permitted Dispositions.

                           (ii) No Grantor will create, suffer to exist or grant
any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral, other than Permitted Liens.

                  (h) Trademarks, Patents and Copyrights.

                           (i) If applicable, each Grantor has duly executed and
delivered the Assignment for Security (Trademarks) in the form attached hereto as Exhibit A, the Assignment for Security (Patents) in the form attached hereto as Exhibit B and the Assignment for Security (Copyrights) in the form attached hereto as Exhibit C. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Trademarks, Patents and Copyrights material to its business in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force free from any claim of abandonment for non-use, and no Grantor will (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark, Patent or Copyright material to its business may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Trademark, Patent or Copyright (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with a Trademark, Patent or Copyright substantially similar to the Trademark, Patent or Copyright, as the case may be, that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Trademark, Patent or Copyright, as the case may be does not materially adversely affect the validity of such replacement Trademark, Patent or Copyright, as the case may be, and so long as such replacement Trademark, Patent or Copyright, as the case may be, is subject to the Lien created by this Agreement or (C) that is substantially the same as another Trademark, Patent or Copyright, as the case may be, that is in full force, so long as the failure to use or maintain such Trademark, Patent or Copyright, as the case may be does not materially adversely affect the validity of such replacement Trademark, Patent or Copyright, as the case may be, and so long as such other Trademark, Patent or Copyright, as the case may be, is subject to the Lien and security interest created by this Agreement. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Trademarks, the Patents and the Copyrights (other than those Trademarks, Patents or Copyrights described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Trademark, Patent or Copyright is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors shall
(x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Agent and (y) to the extent the Grantors shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantors shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright. Each Grantor shall furnish to the Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Trademarks, Patents or Copyrights and such other reports in connection with the Trademarks, Patents or Copyrights as the Agent may reasonably request, all in reasonable detail and promptly upon request of the Agent, following receipt by the Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedules II, III or IV hereto, as the case may be, to include any Trademark, Patent or Copyright, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Agent, desirable to subject such Trademarks, Patents or Copyrights to the Lien and security interest created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit a registered Trademark, Patent or Copyright to become invalid without the prior written consent of the Agent, and if any Trademark, Patent or Copyright is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors will take such action as the Agent shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright.

                           (ii) In no event shall any Grantor, either itself or
through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Agent prior written notice thereof. Upon request of the Agent, each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest hereunder in such Trademark, Patent or Copyright and the General Intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of all Commitments, the repayment of all of the Obligations in full and the termination of each of the Loan Documents.

                  (i) Deposit, Commodities and Securities Accounts. Prior to the date hereof, each Grantor shall cause each bank and other financial institution referred to in Schedule VI hereto to execute and deliver to the Agent a control agreement, in form and substance reasonably satisfactory to the Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance reasonably satisfactory to the Agent, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions the Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash, Commodity Contracts, securities, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Agent, (iii) any right of set off, banker's Lien or other similar Lien, security interest or encumbrance (other than for administrative costs and fees in an amount agreed upon between such institution and Agent) shall be fully waived as against the Agent, and (iv) upon receipt of written notice from the Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it. Without the prior written consent of the Agent, no Grantor shall make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in
Schedule VI hereto. The provisions of this paragraph 5(i) shall not apply to (i) Deposit Accounts for which the Agent is the depositary and (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Grantor's salaried employees.

                  (j) Motor Vehicles.

                           (i) Each Grantor shall (a) cause all Motor Vehicles,
now owned or hereafter acquired by any Grantor, which under applicable law are required to be registered, to be properly registered in the name of such Grantor, (b) cause all Motor Vehicles, now owned or hereafter acquired by any Grantor, the ownership of which under applicable law (including without limitation, any Motor Vehicle Law), is evidenced by a certificate of title or ownership, to be properly titled in the name of such Grantor, with the Agent's Lien noted thereon and (c) deliver to the Agent (or its custodian) originals of all such certificates of title or ownership for such Motor Vehicles owned by it with the Agent listed as lienholder.

                           (ii) Upon the acquisition after the date hereof by
any Grantor of any Motor Vehicle or other item of Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or item of Equipment to be acquired that is subject to a purchase money security interest permitted by Section 7.2 of the Loan Agreement), such Grantor shall deliver to the Agent in accordance with the Loan Agreement, originals of the certificates of title or ownership for such Motor Vehicle, together with the manufacturer's statement of origin, and an application duly executed by the appropriate Grantor to evidence the Agent's Lien thereon.

                           (iii) Each Grantor hereby appoints the Agent as its
attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Grantor to be retitled and the Agent listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Agent may reasonably deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Agent a perfected Lien on the Motor Vehicles and exercising the rights and remedies of the Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are paid in full after all Commitments have been terminated.

                           (iv) Any certificates of title or ownership delivered
pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

                           (v) So long as no Event of Default shall have
occurred and be continuing, upon the request of any Grantor, the Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of the Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective, only upon receipt by the Agent of a certificate from such Grantor, stating that the Motor Vehicle, the Lien on which is to be released, is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss), the amount that such Grantor will receive as sale proceeds or insurance proceeds and whether or not such sale proceeds or insurance proceeds are required by the Loan Agreement to be paid to the Agent to be applied to the Obligations and, to the extent required by the Loan Agreement, any proceeds of such sale or casualty loss shall be paid to the Agent hereunder to be applied to the Obligations then outstanding.

                  (k) Control. Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Agent may request in order for the Agent to obtain control in accordance with Sections 9-105 - 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper,
(ii) Investment Property and (iii) Letter-of-Credit Rights.

                  (l) Inspection and Reporting. Each Grantor shall permit the Agent, or any agents or representatives thereof or such professionals or other Persons as the Agent may designate (i) to examine and make copies of and abstracts from such Grantor's records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, notes, Accounts, Inventory and other assets of such Grantor from time to time, (iii) to conduct audits, physical counts, appraisals and/or valuations, Phase I and Phase II Environmental Site Assessments or examinations at the locations of such Grantor and (iv) to discuss such Grantor's affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives, in each case from time to time hereafter but, absent a continuing Event of Default, upon reasonable notice and during normal business hours.

                  SECTION 6. Additional Provisions Concerning the Collateral.

                  (a) Each Grantor hereby (i) authorizes the Agent to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (b) Each Grantor hereby irrevocably appoints the Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's Permitted Discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this

Agreement (subject to the rights of a Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Agent and the Lenders with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Agent and the Lenders with respect to any Collateral. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full after all Commitments have been terminated.

                  (c) For the purpose of enabling the Agent to exercise rights and remedies hereunder, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any of the Trademarks, Patents or Copyrights now owned or hereafter acquired by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Loan Agreement that limit the right of a Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, a Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Trademarks, Patents or Copyrights in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Trademarks, Patents or Copyrights). Further, upon the payment in full of all of the Obligations after the cancellation or termination of the Commitments, the Agent (subject to Section 10(e) hereof) shall release and reassign to the Grantors all of the Agent's right, title and interest in and to the Trademarks, Patents and Copyrights, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

                  (d) If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Agent, and the expenses of the Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 8 hereof and shall be secured by the Collateral.

                  (e) The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  (f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Agent's name or into the name of its nominee or nominees (to the extent the Agent has not theretofore done so) and thereafter receive, for the benefit of the Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent that is reasonably convenient to both parties, and the Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days' notice to the Administrative Borrower of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Agent shall be made without warranty, (ii) the Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (i) upon written notice to any Grantor from the Agent, each Grantor shall cease any use of the Trademarks, Patents and Copyrights or any trademark, patent or copyright similar thereto for any purpose described in such notice;
(ii) the Agent may, at any time and from time to time, upon 10 days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Trademarks, Patents or Copyrights, throughout the universe for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (iii) the Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Trademarks, Patents or Copyrights (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

                  (b) Any cash held by the Agent as Collateral and all Cash Proceeds received by the Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 8 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect, consistent with the provisions of the Loan Agreement. Any surplus of such cash or Cash Proceeds held by the Agent and remaining after payment in full of all of the Obligations after all Commitments have been terminated shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

                  (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent and the Lenders are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Agent to collect such deficiency.

                  (d) Each Grantor hereby acknowledges that if the Agent complies with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely effect the commercial reasonableness of any sale or other disposition of the Collateral.

                  (e) The Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

                  SECTION 8. Indemnity and Expenses.

                  (a) Each Grantor jointly and severally agrees to defend, protect, indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, and reasonable fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

                  (b) The Grantors will upon demand pay to the Agent the amount of any and all reasonable costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Agent), which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered to the Grantors or to the Agent, if to a Grantor to it at its address specified for the Administrative Borrower in the Loan Agreement and if to the Agent to it at its address specified in the Loan Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or three (3) Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

                  SECTION 10. Miscellaneous.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent or any Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent or any Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Grantor.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the latest of (A) the payment in full of the Obligations, (B) the termination of all of the Commitments, and (C) the termination or cash collateralization of all of the Letters of Credit, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantors, the Agent and the Lenders may assign or otherwise transfer their rights and obligations under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Agent or any such Lender shall mean the assignee of the Agent or such Lender. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

                  (e) Upon the satisfaction in full of the Obligations and the termination of all of the Commitments, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Agent will, upon the Grantors' request and at the Grantors' expense, (A) return to the Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                  (f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (g) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

                  (h) EACH OF THE GRANTORS AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

                  (i) Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address provided herein, such service to become effective when received or 10 days after such mailing, whichever first occurs.

                  (j) Nothing contained herein shall affect the right of the Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of any Grantor in any other jurisdiction.

                  (k) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  (l) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (m) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

                  (n) All of the obligations of the Grantors hereunder are joint and several. The Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   PARENT:

                                   IRON AGE HOLDINGS CORPORATION

                                   By: Bart R. Huchel
                                       --------------
                                       Name: Bart R. Huchel
                                       Title: Vice President/Finance, CFO and
                                              Treasurer

                                   SUBSIDIARY GRANTORS:

                                   IRON AGE INVESTMENT COMPANY

                                   By: Bart R. Huchel
                                       --------------
                                       Name: Bart R. Huchel
                                       Title: President

                                   IA VISION ACQUISITION, CO.

                                   By: Bart R. Huchel
                                       --------------
                                       Name: Bart R. Huchel
                                       Title: Vice President and Treasurer

                                   SCHEDULE I

          LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OR
                          JURISDICTION OF ORGANIZATION


                                   Sched. I-1

                                  SCHEDULE II

                                   TRADEMARKS
                                      AND
                               TRADEMARK LICENSES

                                  Sched. II-1

                                  SCHEDULE III

                           PATENTS AND PATENT LICENSES

                                  Sched. III-1

                                   SCHEDULE IV

                        COPYRIGHTS AND COPYRIGHT LICENSES

                                  Sched. IV-1

                                   SCHEDULE V

                              LOCATIONS OF GRANTORS

LOCATION                    Description of Location (State if Location
                            (i) contains Equipment, Fixtures,
                            Goods or Inventory,
                            (ii) is chief place of business and
                            chief executive office, or
                            (iii) contains Records concerning Accounts and originals of Chattel Paper)

                                   Sched. V-1

                                   SCHEDULE VI

         DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

Name and Address
of Institution
Maintaining Account              Account Number              Type of Account

                                  Sched. VI-1

                                  SCHEDULE VII

                           UCC-1 FINANCING STATEMENTS

                                  Sched. VII-1

                                  SCHEDULE VIII

                             COMMERCIAL TORT CLAIMS

                                 Sched. VIII-1

                                                                       EXHIBIT A

                             ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)

                  WHEREAS, Iron Age Holdings Corporation (the "Assignor") has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks");

                  WHEREAS, the Assignor, has entered into a Trademark Security Agreement, dated September 23, 2002 (the "Security Agreement"), in favor of FOOTHILL CAPITAL CORPORATION, as agent for certain lenders (the "Assignee");

                  WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the lenders a continuing security interest in all right, title and interest of the Assignor in, to and under the Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, performance and for the benefit of the lenders observance of the Obligations.

                  The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                                    Exh. A-1

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of September 23, 2002.

                                     [GRANTOR]

                                     By:  Bart R. Huchel
                                          --------------
                                          Name: Bart R. Huchel
                                          Title: Vice President/Finance, CFO and
                                          Treasurer

                                    Exh. A-2

STATE OF Pennsylvania
                      ss.:
COUNTY OF Allegheny

                  On this 23rd day of September, 2002, before me personally came Bart R. Huchel, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Vice President/Finance, CFO and Treasurer of Iron Age Holdings Corporation, a Delaware corporation, and that he executed the foregoing instrument in the firm name of Iron Age Holdings Corporation, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

                                                      Rose Anna Alloway

                                    Exh. A-3

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                     (TRADEMARKS AND TRADEMARK APPLICATIONS)

Trademarks and Trademark Applications Owned by Iron Age Holdings Corporation

                                    Exh. A-4

                                                                       EXHIBIT B

                             ASSIGNMENT FOR SECURITY

                                    (PATENTS)

                  WHEREAS, Iron Age Holdings Corporation (the "Assignor") holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the "Patents");

                  WHEREAS, the Assignor, has entered into a Patent Security Agreement, dated September 23, 2002 (the "Security Agreement"), in favor of FOOTHILL CAPITAL CORPORATION, as the agent for certain lenders (the "Assignee");

                  WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the lenders a continuing security interest in all right, title and interest of the Assignor in, to and under the Patents and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                                    Exh. B-1

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of September 23, 2002.

                                    [GRANTOR]

                                    By:  Bart R. Huchel
                                         --------------
                                         Name: Bart R. Huchel
                                         Title: Vice President/Finance, CFO and
                                         Treasurer

                                    Exh. B-2

STATE OF Pennsylvania
                     ss.:
COUNTY OF Allegheny

                  On this 23rd day of September, 2002, before me personally came Bart R. Huchel, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Vice President/Finance, CFO and Treasurer of

                  Iron Age Holdings Corporation, a Delaware corporation, and that he executed the foregoing instrument in the firm name of

                  Iron Age Holdings Corporation, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

                                                    Rose Anna Alloway

                                    Exh. B-3

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                        (PATENTS AND PATENT APPLICATIONS)

Patents and Patent Applications Owned
by Iron Age Holdings Corporation

                                    Exh. B-4

                                                                       EXHIBIT C

                             ASSIGNMENT FOR SECURITY

                                  (COPYRIGHTS)

                  WHEREAS, Iron Age Holdings Corporation (the "Assignor") holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the "Copyrights");

                  WHEREAS, the Assignor, has entered into a Security Agreement, dated September 23, 2002 (the "Security Agreement"), in favor of FOOTHILL CAPITAL CORPORATION, as agent for certain lenders (the "Assignee");

                  WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the lenders a continuing security interest in all right, title and interest of the Assignor in, to and under the Copyrights and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                                    Exh. C-1

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of September 23, 2002.

                                  [GRANTOR]

                                  By:  Bart R. Huchel
                                       --------------
                                       Name: Bart R. Huchel
                                       Title: Vice President Finance, CFO and
                                       Treasurer

                                    Exh. C-2

STATE OF Pennsylvania
                     ss.:
COUNTY OF Allegheny

                  On this 23rd day of September, 2002, before me personally came Bart R. Huchel, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Vice President/Finance, CFO and Treasurer of Iron Age Holdings Corporation, a Delaware corporation, and that he executed the foregoing instrument in the firm name of Iron Age Holdings Corporation, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

                                                     Rose Anna Alloway

                                    Exh. C-3

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                     (COPYRIGHTS AND COPYRIGHT APPLICATIONS)

Copyrights and Copyright Applications owned by Iron Age Holdings Corporation